Exhibit 32.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                           Pursuant to 18 U.S.C. Section 1350, I, Franklin D. Raines, hereby certify that, to the best of my knowledge,

(a)	the Quarterly Report of Fannie Mae (formally, the Federal National Mortgage Association) on Form 10-Q for the quarterly period ended September 30, 2003 (the “Report”), as filed with the Securities and Exchange Commission on November 14, 2003, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Fannie Mae.

/s/ Franklin D. Raines Franklin D. Raines Chairman of the Board of Directors and Chief Executive Officer

November 14, 2003